Exhibit 99.01

REVOLVING LINE OF CREDIT AGREEMENT

This Revolving Line of Credit Agreement (the “Agreement”) is made and entered into this 13th day of July, 2017 (the “Effective Date”), by and between Petrogress, Inc., a Delaware Corporation (the “Borrower”), and Christos P. Traios, a resident of Piraeus, Greece (the “Lender”).

In consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1.  Line of Credit.  Lenders hereby establishes for a period of twelve (12) months from the Effective Date (the “Maturity Date”) a revolving line of credit (the “Credit Line”) for Borrower in the principal amount of up to One Million Dollars ($1,000,000) (the “Credit Limit”) which indebtedness shall be evidenced by and repaid in accordance with the terms of a promissory note for the amount of the Credit Limit in substantially the form attached hereto as Exhibit A (the “Line of Credit Note Note”).  All sums advanced on the Credit Line or pursuant to the terms of this Agreement (each an “Advance”) shall become part of the principal of the Line of Credit Note.

2. Renewal and Extension of Line of Credit.  Provided that Borrower is not in default under this Agreement or the Promissory Note, at the Maturity Date, the Borrower, at the Borrower’s option may extend and renew this Credit Line for additional terms of twelve (12) months, with a new Effective Date and Maturity Date assigned for each successive extension and renewal.

3.  Advances.

(a) Lender has made advances to the Borrower to-date totaling US $339,906.00, with accrued interest of US $0.00.

(b)  Borrower may request an Advance from time-to-time and in such amounts as Borrower may choose, provided, however, any requested Advance will not, when added to the outstanding principal balance of all previous Advances, exceed the Credit Limit.  Requests for Advances must be made in writing, delivered to the Lender, by such officer of Borrower authorized by it to request such advances.  Until such time as Lender may be notified otherwise, Borrower hereby authorizes its Chief Executive Officer or its Chief Financial Officer to request Advances.  For each Advance, properly requested, the Lender shall advance an amount equal to the Advance amount.  The Lender may refuse to make any requested Advance if an event of default has occurred and is continuing hereunder either at the time the request is given or the date the Advance is to be made, or if an event has occurred or condition exists which, with the giving of notice or passing of time or both, would constitute an event of default hereunder as of such dates.

4. Interest.  All sums advanced pursuant to this Agreement shall bear interest from the date each Advance is made until paid in full at an interest rate of eight percent (8%) simple interest per annum (the “Interest Rate”).  Interest will be calculated on a basis of a 360-day year and charged for the actual number of days elapsed. Interest shall be due and payable every six (6) months, with payments due on the first business day six (6) months following the Effective Date (the “Interest Due Date”) and on the Maturity Date, and each successive iteration of such dates upon extension and renewal thereafter for so long as this Agreement shall remain in effect.

5. Default Interest.  Notwithstanding the foregoing, upon the occurrence of an Event of Default hereunder, the Interest Rate shall immediately increase to the lesser of eighteen percent (18%) or the highest rate allowable under applicable law, and shall continue at such rate, both before and after judgment, until the Credit Line has been repaid in full and all of Borrower’s other obligations to Lender hereunder have been fully paid and discharged.

6. Interest Payments; Repayment; No Pre-Payment Penalty.  Subject to the extension and renewal provisions set out herein, Interest on the then outstanding principal balance shall be payable on the Interest Due Date(s), and the entire unpaid principal balance, together with any unpaid accrued interest and other unpaid charges or fees hereunder, shall be due and payable on the Maturity Date(s).  Subject to the provisions of Paragraph 8 hereof, payment shall be made to the Lender at such place as the Lender may, from time to time, designate in lawful money of the United States of America.  All payments received hereunder shall be applied as follows: first, to any late charge; second, to any costs or expenses incurred by Lender in collecting such payment or to any other unpaid charges or expenses due hereunder; third, to accrued interest; fourth, to principal; and fifth, the balance, if any, to such person entitled thereto; provided, however, upon occurrence of an Event of Default, a Lender may, in its discretion, change the priority of the application of payments as it deems appropriate.  Borrower may prepay principal and/or interest at any time without penalty.

7.   Conditions Precedent.  No Lender shall be required to make any advance hereunder unless and until:

(a)  All of the documents required by such Lender, including the Line of Credit Note, have been duly executed and delivered to such Lender and shall be in full force and effect.

(b) The representations and warranties contained in this Agreement are then true with the same effect as though the representations and warranties had been made at such time.  The request for an Advance by Borrower shall constitute a reaffirmation to Lender that all representations and warranties made herein, including specifically those made in Paragraphs 10, remain true and correct in all material respects to the same extent as though given the time such request is made; that all conditions precedent listed in this Paragraph 7 have been, and continue to be, satisfied in all respects as of the date such request is made; and that Borrower is in compliance with all covenants made herein, including specifically those made in Paragraphs 11 and 12.

(c) No event of default hereunder has occurred and is continuing, and no condition exists or event has occurred which, with the passing of time or the giving of notice or both, would constitute an event of default hereunder.

8. Conversion and Maintenance of Reserve. Upon the Interest Due Date or Maturity Date, or any of them, regardless of any Event of Default, as set out herein, the Lender may demand payment of any or all of the interest due on the principal amount by delivery of a number of common shares, effecting a conversion of a portion of the outstanding debt represented by the Line of Credit Note to equity represented by common stock in the Company. In the Event of Default, and if the Borrower is unable or for any reason determines to not repay any amounts due in U.S. Currency or such other currency or, with the Lender’s consent, by delivery of any assets of the Company, the Lender may demand payment of any outstanding debt by such conversion. The conversion rate shall be at Par Value, $.001 per share. Except in the Event of a Default, in no instance shall the Lender convert amounts due such that it shall cause the Borrower to issue a number of shares constituting ten percent (10%) or more of the Company’s common shares. The Borrower shall maintain a reserve of shares sufficient to satisfy its obligation to issue shares upon a conversion demand by the Lender. The reserved shares shall not be issued except to the Lender under the provisions of this Agreement and the Line of Credit Note.

9. Warrants.  In consideration of Lender's extending the Credit Line to Borrower, Borrower agrees to issue to Lender a Warrant (the "Warrant") to purchase 15,000,000 shares of the Borrower’s common stock at an exercise price of $.05 for a period of five years. The Warrant will provide for cashless exercise privileges, and be transferrable or assignable at the Holder’s option, with the Borrower’s approval.

10.   Representations and Warranties.  In order to induce Lender to enter into this Agreement and to make the advances provided for herein, Borrower represents and warrants to Lenders as follows:

(a)  Borrower is a duly organized , validly existing, and in good standing under the laws of the State of Delaware with the power to own its assets and to transact business within the United States or any of them, or in any foreign jurisdiction where it conducts business.

(b) Borrower has the authority and power to execute and deliver any document required hereunder and to perform any condition or obligation imposed under the terms of such documents.

(c) No information or report furnished by Borrower to Lender in connection with the negotiation of this Agreement contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

11.  Affirmative Covenants.  So long as any sum remains unpaid hereunder, in whole or in part, Borrower covenants and agrees that except with the prior written consent of the  Lender, which consent will not be unreasonably withheld, it shall do the following:

(a) Borrower shall duly observe and conform to all valid requirements of any governmental authority relative to the conduct of its business, its properties, or its assets and will maintain and keep in full force and effect its corporate existence and all licenses and permits necessary to the proper conduct of its business.

(b) Borrower shall keep proper books of records and accounts in which full, true, and correct entries will be made of all dealings or transactions relating to its business and activities.

(c) Borrower shall (1) file all applicable reports which it is required to file with the Securities and Exchange Commission in a timely manner; (2) file all applicable federal, state, and local tax returns or other statements required to be filed in connection with its business, including those for income taxes, sales taxes, property taxes, payroll taxes, payroll withholding amounts, FICA contributions, and similar items; (3) maintain appropriate reserves for the accrual of the same; and (4) pay when due all such taxes, or sums or assessments made in connection therewith.  Provided, however, that (until distraint, foreclosure, sale, or similar proceedings have been commenced) nothing herein will require Borrower to pay any sum or assessment, the validity of which is being contested in good faith by proceedings diligently pursued and as to which adequate reserves have been made.

12. Negative Covenants.  So long as any amounts due hereunder remain unpaid in whole or in part, Borrower covenants that except with the prior written consent of the Lender, which consent will not be unreasonably withheld, it will not do any of the following:

(a) Borrower shall not make any loans or advances to any person or other entity other than in the normal and ordinary course of business now conducted; make any investment in securities of any person or other entity; or guarantee or otherwise become liable upon the obligations of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the normal and ordinary course of business.  This restriction will apply, without limitation, to loans to any subsidiaries of Borrower.

(b) Borrower shall not create or permit to exist any lien, claim, or encumbrance on the assets of Borrower or any part thereof, except as may be granted to Lender.

13. Events of Default.   An event of default (each, an “Event of Default”) will occur if any of the following events occurs:

(a) Failure to pay interest when due, including by issuance of shares upon conversion demand, unless warranted by the 10% equity block provisions set out in the Line of Credit Note;

(b) Failure to pay any principal within five (5) days after the same becomes due.

(c) Any representation or warranty made by Borrower in this Agreement or in connection with any borrowing or request for an advance hereunder, or in any certificate, financial statement, or other statement furnished by Borrower to Lender is untrue in any material respect at the time when made.

(d) Default by Borrower in the observance or performance of any other covenant or agreement contained in this Agreement, other than a default constituting a separate and distinct event of default under this Paragraph 13.

(e)  Default by Borrower in the observance or performance of any other covenant or agreement contained in any other document or agreement made and given in connection with this Agreement, other than a default constituting a separate and distinct event of default under this Paragraph 13, and the continuance of the same unremedied for a period of fourteen (14) days after notice thereof is given to Borrower.

(f) Any of the documents executed and delivered in connection herewith for any reason ceases to be valid or in full force and effect or the validity or enforceability of which is challenged or disputed by any signer thereof, other than Lender.

(g) Borrower shall default in the payment of principal or interest on any other obligation for borrowed money other than hereunder, or defaults in the payment of the deferred purchase price of property beyond the period of grace, if any, provided with respect thereto, or defaults in the performance or observance of any obligation or in any agreement relating thereto, if the effect of such default is to cause or permit the holder or holders of such obligation (or trustee on behalf of such holder or holders) to cause such obligation to become due prior to the stated maturity.

(h) Filing by Borrower of a voluntary petition in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended or under any other insolvency act or law, state or federal, now or hereafter existing.

(i) Filing of an involuntary petition against Borrower in bankruptcy seeking reorganization, arrangement or readjustment of debts, or any other relief under the Bankruptcy Code as amended, or under any other insolvency act or law, state or federal, now or hereafter existing, and the continuance thereof for sixty (60) days undismissed, unbonded, or undischarged.

(j) All or any substantial part of the property of Borrower shall be condemned, seized, or otherwise appropriated, or custody or control of such property is assumed by any governmental agency or any court of competent jurisdiction, and is retained for a period of thirty (30) days.

14. Remedies.  Upon the occurrence of an Event of Default as defined above, the Lender may declare the entire unpaid principal balance, together with accrued interest thereon, to be immediately due and payable without presentment, demand, protest, or other notice of any kind.  Lender may suspend or terminate any obligation it may have hereunder to make additional Advances.  To the extent permitted by law, Borrower waives any rights to presentment, demand, protest, or notice of any kind in connection with this Agreement.  No failure or delay on the part of the Lender in exercising any right, power, or privilege hereunder will preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.  The rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies provided at law or in equity.  Borrower agrees to pay all costs of collection incurred by reason of the default, including court costs and reasonable attorney’s fees, whether or not the attorney is a salaried employee of Lender, including such expenses incurred before or after any legal action or Bankruptcy proceeding involving Borrower has commenced, during the pendency of such proceedings, and continuing to all such expenses in connection with any appeal to higher courts arising out of matters associated herewith.

15. Notices. All notices, requests, demands and other communications under this Agreement, shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given or within five (5) business days if mailed to the party to whom notice is to be given, by first-class mail, registered, or certified, postage prepaid and properly addressed as follows:

If to the Borrower, addressed to:

Petrogress, Inc.

757 Third Ave., Suite 2110

New York, New York 10017

Tel: +1 212 376 5228

pgusa@petrogressinc.com

If to Lender, addressed to:

Christos P. Traios

10, Sp. Trikoupi Str.,

18538 Piraeus - Greece
Tel: +30 210 459 9741
Fax: +30 210 459 9744
pghellas@petrogres.com

16.  General Provisions.  All representations and warranties made in this Agreement and the Line of Credit Note shall survive the execution and delivery of this Agreement and the making of any loans hereunder.  This Agreement will be binding upon and inure to the benefit of Borrower and Lender, and their respective successors and assigns, except that Borrower may not assign or transfer its rights or delegate its duties hereunder without the prior written consent of Lender.  This Agreement, the Line of Credit Note, and all documents and instruments associated herewith will be governed by and construed and interpreted in accordance with the laws of the State of Delaware.  Time is of the essence hereof.  Lender may set off against any debt or account it owns Borrower, now existing or hereafter arising, in accordance with its rules and regulations governing deposit accounts then in existence, and for such purposes is hereby granted a security interest in all such accounts.  This Agreement will be deemed to express, embody, and supersede any previous understanding, agreements, or commitments, whether written or oral, between the parties with respect to the general subject matter hereof.  This Agreement may not be amended or modified except in writing signed by the parties. If any portion of this Agreement is determined to be in violation of any law by a court of competent jurisdiction, then such offending provision shall be severed, and the balance of this Agreement will remain in effect and enforceable as between or among the parties.

17. Waiver of Jury Trial.  The Parties hereto hereby voluntarily and irrevocably waive trial by jury in any Proceeding brought in connection with this Agreement, any of the related agreements and documents, or any of the transactions contemplated hereby or thereby. For purposes of this Agreement, “Proceeding” includes any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, or any other actual, threatened, or completed proceeding, whether brought by or in the right of any party or otherwise and whether civil, criminal, administrative, or investigative, in which a Party was, is, or will be involved as a party or otherwise.

18. Counterparts; Facsimile Signatures.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.  Facsimile signatures shall be sufficient for execution of this Agreement.

19. Independent Advice of Counsel.  The Parties hereto, and each of them, represent and declare that in executing this Agreement they relied solely upon their own judgment, belief, knowledge and the advice and recommendations of their own independently selected counsel, concerning the nature, extent, and duration of their rights and claims, and that they have not been influenced to any extent whatsoever in executing the Agreement by any representations or statements covering any matters made by any other party or that party’s representatives hereto.

20.  Entire Agreement.  This Agreement, together with the Line of Credit Note, constitutes the entire understanding and agreement of the parties with respect to the general subject matter hereof; supersede all prior negotiations and agreements with respect thereto; may not be contradicted by evidence of any alleged oral agreement; and may not be amended, modified, or rescinded in any manner except by a written agreement signed by Lender which clearly and unequivocally expresses an intent to amend, modify, or rescind the same.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

BORROWER:

PETROGRESS, INC.

 /s/ Christos P. Traios

_____________________________________

By: Christos P. Traios, President and CEO

LENDER:

 /s/ Christos P. Traios

_____________________________________

Christos P. Traios